UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2008

BJ SERVICES COMPANY

(Exact name of registrant as specified in its charter)

DE	1-10570	63-0084140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4601 Westway Park Blvd., Houston, TX 77041

(Address of principal executive offices, including zip code)

713-462-4239

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

On May 19, 2008, BJ Services Company (the “Company”) completed the public offering of $250 million aggregate principal amount of 6% Senior Notes due 2018 (the “Notes”). The net proceeds from the offering of approximately $247.0 million, after deducting underwriting discounts and commissions and expenses, will be used to repay the Company’s outstanding floating rate senior notes, which mature on June 1, 2008 and currently bear interest at a rate of 3.25% per annum. Pending the Company’s repayment of the floating rate senior notes upon maturity on June 1, 2008, the Company may temporarily use the net proceeds from the offering to repay borrowings outstanding under the Company’s revolving credit facility or for general corporate purposes.

The terms of the Notes are governed by the Indenture, dated as of June 8, 2006 (the “Indenture”), between the Company and Wells Fargo Bank, N.A., as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture dated May 19, 2008 (the “Supplemental Indenture”). The Indenture is filed herewith as Exhibit 4.1 and is incorporated herein by reference. The Supplemental Indenture is filed herewith as Exhibit 4.2 and is incorporated herein by reference. Certain terms of the Notes, the Indenture and the Supplemental Indenture are further described in the prospectus supplement, dated May 14, 2008, as filed by the Company with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) of the Securities Act on May 15, 2008, under the heading “Description of the Notes,” which is incorporated herein by reference. The description of the Notes are qualified in their entirety by the provisions of the Indenture and the Supplemental Indenture.

The Company registered the sale of the Notes with the Commission pursuant to a Registration Statement on Form S-3ASR (File No. 333-134724) filed on June 5, 2006 (the “Registration Statement”).

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the Indenture and the Supplemental Indenture is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events

In connection with the offering of the Notes, the Company is also filing certain exhibits as part of this Current Report on Form 8-K that are to be incorporated by reference into the Registration Statement, including the Form of Notes which is filed herewith as Exhibit 4.3 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description of Exhibits
4.1	Indenture, dated June 8, 2006, between BJ Services Company, as issuer, and Wells Fargo Bank, N.A., as trustee (filed as Exhibit 4.1 to BJ Services Company’s Current Report on Form 8-K filed June 12, 2006 (File No. 001-10570)).

4.2	Third Supplemental Indenture, dated May 19, 2008, between BJ Services Company, as issuer, and Wells Fargo Bank, N.A., as trustee.

4.3	Form of Notes (included as part of Exhibit 4.2).

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ Services Company

Date: May 23, 2008	By:	/s/ Jeffrey E. Smith
Jeffrey E. Smith
Senior Vice President—Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibits
4.1	Indenture, dated June 8, 2006, between BJ Services Company, as issuer, and Wells Fargo Bank, N.A., as trustee (filed as Exhibit 4.1 to BJ Services Company’s Current Report on Form 8-K filed June 12, 2006 (File No. 001-10570)).

4.2	Third Supplemental Indenture, dated May 19, 2008, between BJ Services Company, as issuer, and Wells Fargo Bank, N.A., as trustee.

4.3	Form of Notes (included as part of Exhibit 4.2).